EXHIBIT 10.5

AMENDMENT NUMBER TEN
TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER TEN TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 22, 2005, among ACCERIS MANAGEMENT AND ACQUISITION, LLC, a Minnesota limited liability company (“Lender”), and ACCERIS COMMUNICATIONS CORP., a Delaware corporation formerly known as WorldxChange Corp. (“ACC”) and ACCERIS COMMUNICATIONS INC., a Florida corporation formerly known as I-Link, Incorporated (“ACI,” and, together with ACC, each individually a “Borrower” and together the “Borrowers”), with reference to the following:

WHEREAS, ACC has previously entered into, and ACI has previously become a party to, that certain Loan and Security Agreement, dated as of December 10, 2001, with Wells Fargo Foothill, Inc., a California corporation formerly known as Foothill Capital Corporation (the “Original Lender”), as amended by (i) that certain Amendment Number One to Loan and Security Agreement, dated as of March 6, 2002, (ii) that certain Amendment Number Two to Loan and Security Agreement, dated as of June 11, 2002, (iii) that certain Amendment Number Three to Loan and Security Agreement, dated as of July 31, 2003, (iv) that certain Amendment Number Four to Loan and Security Agreement, dated as of October 14, 2003, (v) that certain Amendment Number Five to Loan and Security Agreement, dated as of April 13, 2004, (vi) that certain Amendment Number Six to Loan and Security Agreement, dated as of July 15, 2004, (vii) that certain Amendment Number Seven to Loan and Security Agreement, dated as of July 15, 2004, (viii) that certain Amendment Number Eight to Loan and Security Agreement, dated as of October 14, 2004, and (ix) that certain Amendment Number Nine to Loan and Security Agreement, dated as of February 9, 2005 (as so modified and as otherwise heretofore amended, modified or supplemented from time to time, the “Agreement”), pursuant to which the Original Lender made certain loans and financial accommodations available to Borrower;

WHEREAS, pursuant to that certain Assignment and Acceptance Agreement dated as of even date herewith by an between the Original Lender and the Lender and acknowledged by the Borrowers and by the Guarantors referred to therein (the “Loan Assignment Agreement”), the Original Lender sold to the Lender and the Lender purchased from the Original Lender the Agreement, together with the other Loan Documents, interceditor agreements and other agreements referred to in the Agreement, and all rights related thereto; and

WHEREAS, to induce the Lender to enter into the Loan Assignment Agreement, the Borrowers have agreed to amend the Agreement as set forth herein, and the Lender has agreed to amend the Agreement in certain other respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Terms used herein without definitions shall have the meanings ascribed to them in the Agreement.

2. Existing Indebtedness. Each Borrower represents and warrants to the Lender that each of the Agreement, the other Loan Documents and all other related loan documents entered into with the Original Lender continue in full force and effect in accordance with its original terms, and the obligations of each Borrower thereunder are not subject to any defense, counterclaim or right of setoff, or, to the extent that any such defense, counterclaim or setoff exists, each of the same are hereby absolutely and forever waived and released. Each Borrower acknowledges and agrees (i) that, as of the date hereof, the outstanding principal amount of Advances plus interest and all outstanding fees and expenses are $2,689,689.18 and (ii) that such obligations (the aggregate amount thereof being referred to as the “Existing Indebtedness”), together with any other existing obligations of either Borrower acquired by the Lender from the Original Lender under the Loan Assignment Agreement, are now evidenced by and repayable in accordance with the Agreement. Each Borrower consents to the transactions contemplated by the Loan Assignment Agreement.

3. Amendments to the Agreement.

(a)  Section 1.1 of the Agreement hereby is amended by adding the following defined terms in their proper alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

“Asset Sale Agreement” means that certain Asset Purchase Agreement by and among each Person comprising Borrower, Counsel, Acceris Management and Acquisition LLC, and North Central Equity LLC.

“Borrower” means, collectively and jointly and severally, Acceris Communications Inc., a Florida corporation (formerly known as I-Link, Incorporated), also referred to herein as “Parent,” and Acceris Communications Corp. (formerly known as WorldxChange Corp.), a Delaware corporation.

“Existing Indebtedness” means, as of June 22, 2005, outstanding Advances under this Agreement in the amount of principal, interest and related fees and expenses is $2,689,689.18, and any other existing obligations of Borrower evidenced by and repayable in accordance with this Agreement.

“Loan Documents” means this Agreement, the ACTI Guarantor Security Agreement, the Cash Management Agreements, the Control Agreements, the Counsel/ACTI Guaranty, the Counsel Stock Pledge Agreement, the Counsel 2004 Intercreditor Agreement, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Guaranty, the Intercreditor Agreement, the Laurus Intercreditor Agreement, the Officer’s Certificate, the Parent Stock Pledge Agreement, the Stock Pledge Agreement, the Subsidiary Stock Pledge Agreement, collateral access agreements for Pittsburgh, San Diego, and other Borrower locations, any note or notes executed by a Borrower in connection with this Agreement and payable to Lender, and any other agreement, instrument or document entered into, now or in the future, by a Borrower or Guarantor in connection with this Agreement or otherwise relating to, executed in connection with, or arising out of the transactions contemplated by this Agreement.

“Obligations” means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to Borrower’s Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

“Maximum Revolver Amount” means $5,000,000, including without limitation the Existing Indebtedness.

“Tenth Amendment” means that certain Amendment Number Ten to Loan and Security Agreement dated as of June 22, 2005, between each Person comprising Borrower and Lender.

(b)  Section 1.1 of the Agreement hereby is amended by deleting the definitions of “Acceris Accounts,”“Acceris Availability,”“Acceris Base Rate Margin,”“Acceris Borrowing Base,”“Acceris Dilution,”“Acceris Dilution Reserve,”“Acceris Direct Billed Accounts,”“Acceris Direct Billed Borrowing Base,”“Acceris Direct Billed Dilution,”“Acceris Direct Billed Dilution Reserve,”“Acceris Loan Account,” Acceris Revolver Advances,”“Acceris Revolver Usage,”“ACT Transactions,”“Aggregate Availability,”“Applicable Prepayment Premium,”“Availability,”“Bank Product Agreements,”“Bank Product Obligations,”“Bank Products,”“Bank Product Reserves,”“Base Rate,”“Base Rate Loan,”“Base Rate Margin,”“Billing and Collection Charges Reserve,”“Billing Reserve,”“Borrowing Base,”“Borrowing Base Certificate,”“Dilution,”“Dilution Reserve,”“Direct Billed Accounts,”“Eligible Accounts,”“Eligible RSL Direct Billed Accounts,”“Eligible Acceris Accounts,”“Eligible Acceris Direct Billed Accounts,”“Excess Availability,”“Excess RSL Availability,”“Former RSL Customers,”“Funding Date,”“Funding Losses,”“Hedge Agreement,”“ILEC,”“L/C,”“L/C Disbursement,”“L/C Undertaking,”“LED Confirmation Statement,”“LEC Reserves,”“Letter of Credit,”“Letter of Credit Usage,”“Net Issuance Proceeds,”“Overadvance,”“Required Availability,”“Revolver Block Amount,”“Revolver Usage,”“RSL Availability,”“RSL Borrowing Base,”“RSL Clearinghouse Accounts,”“RSL Dilution,”“RSL Dilution Reserve,”“RSL Direct Billed Accounts,”“RSL Note,”“RSL Loan Account,”“RSL Revolver Advances,”“RSL Revolver Usage,”“Telecommunication Taxes,”“Telecommunication Tax Reserve,”“Underlying Issuer,”“Underlying Letter of Credit,” and “Wells Fargo.”

(c)  Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 of the Agreement are hereby amended and restated in their entirety as set forth on Schedule 2A hereto.

(d) Section 2.8 of the Agreement is hereby amended to replace the reference to “Base Rate Loans” therein to “Advances.”

(e) Sections 2.9, 2.10, 2.11, 2.12, 2.13 and 2.14 of the Agreement are hereby amended and restated in their entirety as set forth on Schedule 2B hereto.

(f) Section 2.16 of the Agreement is hereby deleted in its entirety.

(g) The introductory clause in Section 3.3 is hereby amended and restated as follows:

Lender’s discretionary consideration of any request for an Advance (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

(h) Sections 3.4, 3.5 and 3.6 of the Agreement are hereby amended and restated in their entirety as set forth on Schedule 3 hereto.

(i) Section 6.2 of the Agreement is hereby amended to (i) delete, in subsection (a), the phrase “and a calculation of the Borrowing Base as of such date,” (ii) by amending and restating subsection (d) in its entirety to read “intentionally omitted,” and (iii) delete, in subsection (e), the phrase “together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Lender.”

(j) The second sentence of Section 6.18 is hereby deleted in its entirety.

(k) Section 7.1 of the Agreement is hereby amended by amending and restating each of subsections (e) and (f) thereof in their entirety to read “intentionally omitted.”

(l) Section 7.3(c) of the Agreement is hereby amended and restated in its entirety as follows:

(c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its assets (other than pursuant to a Permitted Disposition or pursuant to the Asset Sale Agreement).

(m) Section 7.20 of the Agreement is hereby deleted in its entirety.

(n) Section 8.13 of the Agreement is hereby amended and restated in its entirety as follows:

If the obligation of Guarantor under the Guaranty, or of the guarantors under the Counsel/ACTI Guaranty, or of any other guarantor under any guaranty of any of the Obligations is limited, terminated or revoked by operation of law or by the applicable guarantor thereunder; or

(o) Section 8.15 of the Agreement is hereby amended to replace the period at its end with “; or”, and the Agreement is hereby further amended to add thereafter the following new Section 8.16:

8.16 If the Asset Sale Agreement is terminated or the transactions contemplated thereby are not consummated in accordance with the provisions thereof.

(p) Section 12  of the Agreement is hereby amended to amend and restate the notice address for Lender as follows:

If to Lender:  Acceris Management and Acquisition, LLC, 60 South Sixth Street
Suite 2535, Minneapolis, MN 55402

(q) Section 16.10 of the Agreement is hereby deleted in its entirety.

(r) Exhibit C-1 of the Agreement is hereby amended to (i) address the form of Compliance Certificate to Lender, and (ii) restate in its entirety the first sentence of the Compliance Certificate to read, “Reference is made to that certain Loan and Security Agreement, dated as of December 10, 2001, among Acceris Communications Inc. (“ACI”), Acceris Communications Corp. (formerly known as WorldxChange Corp., “ACC,” and, with ACI, “Borrower”) and Acceris Management and Acquisition, LLC (“Lender”), as assignee of Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), as amended.”

4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Agreement, as amended by this Amendment, constitute the legal, valid, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, (c) this Amendment has been duly executed and delivered by such Borrower, and (d) no Default or Event of Default has occurred and is continuing. Any misrepresentation or breach of warranty under this Amendment shall be deemed an Event of Default.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

6. Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. Release. As to each and every claim released under this Amendment, each Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each of them specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

As to each and every claim released hereunder, each Borrower also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto. Each Borrower hereby agrees, represents, and warrants that it has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any claim released under this Agreement.

8. Effect on Loan Documents.

(a) The Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Agreement as modified or amended hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ACCERIS COMMUNICATIONS CORP.,
a Delaware corporation

By:______________________________
Name:
Title:

ACCERIS COMMUNICATIONS INC.,
a Florida corporation

By:______________________________
Name:
Title:

ACCERIS MANAGEMENT AND ACQUISITION, LLC, a Minnesota limited liability company

By:______________________________
Name:
Title:

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of December 10, 2001 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among Acceris Communications Corp., a Delaware corporation formerly known as WorldxChange Corp. (“ACC”) and Acceris Communications Inc., a Florida corporation formerly known as I-Link, Incorporated (“ACI,” and, together with ACC, the “Borrowers”), and Acceris Management and Acquisition, LLC, a Minnesota limited liability company (the “Lender”), as assignee of Wells Fargo Foothill, Inc., a California corporation, or in Amendment Number Ten to Loan and Security Agreement, dated as of June 22, 2005, by and between the Borrowers and Lender (the “Amendment”). Each of the undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Lender has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by facsimile transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by facsimile transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

CPT-1 HOLDINGS, INC.,
a Delaware corporation, as a Guarantor

By:_______________________________
Title:______________________________

ACCERIS COMMUNICATIONS TECHNOLOGIES, INC.,
a Delaware corporation, as a Guarantor

By:_______________________________
Title:______________________________

MIBRIDGE, INC.,
a Utah corporation, as a Guarantor

By:_______________________________
Title:______________________________

COUNSEL CORPORATION,
an Ontario corporation, as a Guarantor

By:_______________________________
Title:______________________________

COUNSEL COMMUNICATIONS LLC,
a Delaware limited liability company, as a Guarantor

By:_______________________________
Title:______________________________

COUNSEL CORPORATION (US),
a Delaware corporation, as a Guarantor

By:_______________________________
Title:______________________________

Schedule 2A

2.1 Advances.

(a) With respect to advances by Lender to Borrower under this Agreement (“Advances”), Borrower acknowledges and agrees that Lender shall not be obligated to make any further Advances, and that Lender may in its sole discretion refuse to make any further Advances hereunder for any reason whatsoever or for no reason. The aggregate amount of the Existing Indebtedness and all Advances which Lender may determine in its sole discretion to make under this Agreement will not, in any event, exceed the Maximum Revolver Amount.

(b) Lender may make further Advances on any basis deemed appropriate by Lender from time to time. Lender may change from time to time, at its sole discretion and without notice to Borrower, the standards, criteria or formulae used by Lender in determining whether to make any Advance.

(c) Amounts borrowed pursuant to this Section may be repaid at any time during the term of this Agreement.

(d) The Obligations shall be fully binding and enforceable without any note or other evidence of indebtedness. Nevertheless, if Lender so requests, Borrower will duly execute and deliver to Lender a promissory note in negotiable form payable on demand to the order of Lender in a principal amount equal to, at Lender’s discretion, either the Maximum Revolver Amount or the principal balance of Obligations then outstanding to Lender under this Agreement, together with interest as set forth in Section 2.6.

2.2 Intentionally omitted.

2.3 Borrowing Procedures and Settlements.

(a) Procedure for Borrowing. Borrower will request Advances from Lender in such manner as Lender may from time to time prescribe. Borrower acknowledges and agrees that Lender may make Advances in any amount and in any manner requested orally or in writing by an Authorized Person. In requesting any Advances under this Agreement, Borrower shall be deemed to represent and warrant to Lender that, as of the date of the proposed Advance, the representations and warranties contained in this Agreement and the other Loan Documents will be true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(b) Making of Advances. Lender may disburse the proceeds of any Advance by deposit with any bank to or for the account of either Person comprising Borrower or to or for the account of any third party designed by any Authorized Person, or by an instrument payable to either Person comprising Borrower or to any such third party delivered to any Authorized Person or to any such third party, or in any other manner deemed appropriate by Lender.

2.4 Payments.

(a)  Payments by Borrower. Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs and expenses) in Dollars in full to Lender as and when due and payable under the terms of this Agreement and the other Loan Documents. All payments by Borrower shall be made at the offices of Lender in Minneapolis, Minnesota, unless Lender designates a different place of payment by written notice to either Person comprising Borrower.

(b) Application of Payments. All payments shall be remitted to Lender and all such payments, and all proceeds of Accounts or other Collateral received by Lender, may be applied to pay any or all Advances or other indebtedness of Borrower under this Agreement in any manner or order of application as Lender may elect. In the event of a direct conflict between this provision and other provisions contained in any other Loan Document, this provision shall control and govern.

2.5 Intentionally omitted.

2.6 Interest Rate, Payments, and Calculations.

(a) Interest Rate. All Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to ten percent (10%).

(b) Payment. Interest and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations hereunder are outstanding, and all Obligations shall be due and payable on the Maturity Date. Each Person comprising Borrower hereby authorizes Lender, from time to time without prior notice to Borrower, to charge such interest and fees, all Lender Expenses (as and when incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document to Borrower’s Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrower’s Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances.

(c) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

(d) Intent Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

Schedule 2B

2.9 Designated Account. Lender is authorized to make the Advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(b). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Lender hereunder. Unless otherwise agreed by Lender and Borrower, any Advance requested by Borrower and made by Lender hereunder shall be made to the Designated Account.

2.10 Maintenance of Loan Account; Statements of Obligations. Lender shall maintain an account on its books in the name of Borrower (the “Loan Account”) on which Borrower will be charged with all Advances made by Lender to Borrower or for Borrower’s account and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Lender from Borrower or for Borrower’s account, including all amounts received in the Lender’s Account from any Cash Management Bank. Lender shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Lender unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Lender written objection thereto describing the error or errors contained in any such statements.

2.11 Fees. Borrower shall pay to Lender the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

(a)Fee Letter Fees. As and when due and payable under the terms of the Fee Letter, Borrower shall pay to Lender the fees set forth in the Fee Letter, and

(b) Audit and Valuation Charges. Audit and valuation fees and charges as follows (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of Borrower performed by personnel employed by Lender, (ii) if implemented, a one time charge of $5,000 plus out-of-pocket expenses for expenses for the establishment of electronic collateral reporting systems, and (iii) after the occurrence and during the continuance of an Event of Default, the actual charges paid or incurred by Lender if it elects to employ the services of one or more third Persons to perform financial audits of Borrower or to assess Borrower’s business valuation.

2.12 Intentionally omitted.

2.13 Intentionally omitted.

2.14 Intentionally omitted.

Schedule 3

3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on _______, 200_ (the “Maturity Date”). The foregoing notwithstanding, Lender shall have the right to terminate this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.5 Effect of Termination. On the date of termination of this Agreement, all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, Obligations, or covenants hereunder and the Lender’s Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged irrevocably, Lender will, at Borrower’s sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Lender’s Liens and all notices of security interests and liens previously filed by Lender with respect to the Obligations.

3.6 Early Termination by Borrower. Borrower has the option, at any time, to terminate this Agreement by paying to Lender, in cash, the Obligations in full.